                                                                  EXHIBIT (e)(4)

                           FORM OF AMENDED SCHEDULE A

                               WITH RESPECT TO THE

                             UNDERWRITING AGREEMENT

                                     BETWEEN

                                ING EQUITY TRUST

                                       AND

                           ING FUNDS DISTRIBUTOR, LLC

                                             LAST CONTINUED/
      NAME OF FUND                          APPROVED BY BOARD              REAPPROVAL DATE
      ------------                          -----------------              -----------------
ING Growth Opportunities Fund               August 20, 2002                September 1, 2003
ING MidCap Opportunities Fund               August 20, 2002                September 1, 2003
ING MidCap Value Fund                       August 20, 2002                September 1, 2003
ING Principal Protection Fund               August 20, 2002                September 1, 2003
ING Principal Protection Fund II            August 20, 2002                September 1, 2003
ING Principal Protection Fund III           August 20, 2002                September 1, 2003
ING Principal Protection Fund IV            August 20, 2002                September 1, 2003
ING Principal Protection Fund V             August 20, 2002                September 1, 2003
ING Principal Protection Fund VI            November 22, 2002              September 1, 2004
ING Principal Protection Fund VII*          November 22, 2002              September 1, 2004
ING Real Estate Fund                        August 20, 2002                September 1, 2003
ING Research Enhanced Index Fund            August 20, 2002                September 1, 2003
ING SmallCap Opportunities Fund             August 20, 2002                September 1, 2003
ING SmallCap Value Fund                     August 20, 2002                September 1, 2003

IN WITNESS WHEREOF, the undersigned have caused this amendment to be executed as of______________________.

ING EQUITY TRUST                          ING FUNDS DISTRIBUTOR, LLC


-------------------------------           -------------------------------
Name: Robert S. Naka                      Name: Michael J. Roland
Title: Senior Vice President              Title: Executive Vice President


------------------------
*This Amended Schedule A to the Underwriting Agreement will be effective with respect to the Fund upon the effective date of the initial post-effective amendment to the Trust's Registration Statement with respect to the Fund.